UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2010

UNITED SECURITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-14549	63-0843362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

131 West Front Street, P.O. Box 249, Thomasville, Alabama 36784
(Address of principal executive offices, including zip code)

(334) 636-5424
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On May 4, 2010, United Security Bancshares, Inc. issued a press release announcing financial results for the quarter ended March 31, 2010.  The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit
99.1	Press Release dated May 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED SECURITY BANCSHARES, INC.
By:	/s/ Robert Steen Robert Steen
Vice President, Treasurer and Assistant Secretary

Dated: May 4, 2010

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release dated May 4, 2010*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.